UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2005.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CRF 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 29, 2005, Magnus International Resources Inc. (“the Company”, or “Magnus”) through the sino-foreign joint venture company in China, Yunnan Western Mining Ltd. (“Western Mining”), which Magnus is in the process of acquiring and is expected to be completed in early November, entered an agreement with Brigade 209 of the Nuclear Industry of Yunnan Province, People’s Republic of China (“Team 209”) to purchase a mining license (comprised of two small mining permits) located within the exploration area held by Western Mining.

In addition, on October 30, 2005, Magnus, through its sino-foreign joint venture company and subsidiary in China, Yunnan Long Teng Mining Ltd. (“Long Teng”), entered a compensation agreement with Team 209 in relation to an acquisition agreement entered into between Long Teng and Kangding Kangma Mining Ltd., Co. (“Kangding Kangma”), on December 2, 2004.

Mangshi Mining License Transfer Agreement

On July 26, 2005, Magnus and First Fortune Investments Inc. entered into a Letter Agreement (the “Letter Agreement”) whereby Magnus agreed to acquire 100% of the issued and outstanding shares of Golden River Resources Corp., a private British Columbia company (“Golden River”), which was participating in a co-operative joint venture with Team 209 whereby Golden River has the right to earn a 90% interest in Western Mining pursuant to a co-operative joint venture agreement dated August 29, 2003 (the “Mangshi Joint Venture”).  Western Mining currently holds a mineral exploration license comprising approximately 113.96 square kilometers.  The license is located in the Luxi Gold Belt in the western part of Yunnan Province, People’s Republic of China, and the property is known as the Mangshi Property (“Mangshi”).

Within the Mangshi exploration area are two smaller mining permits which conduct  small scale heap leach mining operations.  On October 29, 2005, the Company, through Western Mining, agreed to purchase these mining permits from Team 209 (from a division of Team 209 known as 209 Geo-brigade of Yunnan Provincial Nuclear Industry, Mangshi Gold Mine) in exchange for 150,000 shares of common stock of the Company.  Under the mining license transfer agreement (the “Mangshi Transfer Agreement”), the mining license holding the permits will be transferred to Western Mining and 75,000 of the 150,000 shares of common stock of the Company will not be issued until the mining license is successfully transferred and all necessary government approvals for the transfer are obtained (the other 75,000 shares are due to be issued within 15 days of executing the Mangshi Transfer Agreement, but are still contingent on the Letter Agreement closing).  The existing heap leach operations will continue to be operated by Team 209 under the Mangshi Transfer Agreement, but only to a maximum depth of 15 meters, only for a maximum period of 3 years from the date of execution and only for resources (gold in loose unconsolidated red soil) as defined under the agreement.  Magnus maintains an option to purchase the existing estimated resources within the mining license at any time.

Kangding Compensation Agreement

On December 2, 2004 Magnus, through its sino-foreign joint venture company and subsidiary in China, Long Teng Mining Ltd. (“Long Teng”), entered into an agreement to purchase Kangding Kangma Mining Ltd., Co. (“Kangding” or “Kangding Kangma”), of Sichuan Province, China, which owns a mining license for approximately 3 square kilometers in Sichuan Province known as the Xintaizi mining area (“Xintaizi”).  Magnus and Team 209 had planned to form a new joint venture company and apply for all necessary approvals from the Chinese government to begin development of the Xintaizi project.

Mr. Ronjin Yang of Team 209 entered the agreement on behalf of Magnus, through Long Teng, to purchase Kangding Kangma.  Under the agreement to purchase Kangding Kangma, Mr. Yang was to pay, on behalf of Long Teng, with funds advanced by Magnus, RMB 2,100,000 (approximately $253,725 US dollars on December 2, 2004) to Kangding Kangma’s owners (“the Vendors”).  One million one hundred fifty thousand (1,150,000) RMB has been paid to the Vendors, with the remaining RMB 950,000 due on the day the transfer of Kangding Kangma’s equity is successfully registered in the name of Magnus and Team 209 (in proportions of 90% and 10%, respectively) and such transfer is effected and approved under Chinese law.  Upon this transfer being completed, Magnus and Team 209 had intended to form a new joint venture company, and submit all necessary approvals to the Chinese government.  As of October 30, 2005, the equity in Kangding Kangma had been successfully transferred to Mr. Ronjin Yang, acting as agent to Magnus.  However, the subsequent transfer of Kangding Kangma to Long Teng and Team 209 was significantly delayed.

While the Company experienced these delays in the transferring of the equity of Kangding Kangma, the Company conducted some exploration work on the Xintaizi area under the direction of Dr. Paul Taufen.  Dr. Taufen submitted a recommendation in relation to the property to the Company (the “Kangding Kangma Mining Licenese and Xintaizi Prospect Property Recommendation, October 19, 2005”).  Dr. Taufen’s recommendation was that, while the limited work done by Magnus had enhanced the value of the mining license, “underground Au grades encountered do not meet the Au grades believed to be required to support a large scale underground mining operation in this setting”.  He subsequently stated “additional exploration work by Magnus is not recommended”.

The Company approached Team 209 to discuss these findings, and to express some general concerns regarding the delay in the transferring of the equity of Kangding Kangma.  Team 209 formally agreed, in an agreement signed October 30, 2005, to assume ongoing ownership and liability for Kangding Kangma and the Xintaizi Mining License, and to compensate Magnus for the delays in the transferring of the equity.  Under the Agreement on Compensation for the Failed Transfer of Mining Rights for the Xintaizi Gold Mine in Kangding (the “Compensation Agreement”), Magnus will receive 1,500,000 RMB within 20 days of execution of the Compensation Agreement.  In addition, Team 209 assumes all ownership and liability for Kangding Kangma, and will work with Mr. Yang to complete the equity transfer to Team 209.  In July of 2005, Mr. Yang was replaced by another Team 209 geologist as Deputy Manager of Long Teng Mining Ltd. in Kunming, China.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Contract for Transfer of Mining Licenses between Western Mining and Team 209, dated October 29, 2005.
10.2	Compensation Agreement between Long Teng and Team 209, dated October 30, 2005.
99.1	Kangding Kangma Mining License and Xintaizi Prospect Property Recommendation, Dr. Paul Taufen, October 19, 2005
99.2	Press Release dated October 31, 2005.
99.3	Press Release dated November 2, 2005.
99.4	Press Release dated November 2, 2005
99.5	Press Release dated November 2, 2005

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2005

                                                                        MAGNUS INTERNAIONAL RESOURCES INC.

                                                                        By:      /s/ Pete Smith
                                                                        Name:  Pete Smith
                                                                        Title:     Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
10.1	Contract for Transfer of Mining Licenses between Western Mining and Team 209, dated October 29, 2005.	6
10.2	Compensation Agreement between Long Teng and Team 209, dated October 30, 2005.	12
99.1	Kangding Kangma Mining License and Xintaizi Prospect Property Recommendation, Dr. Paul Taufen, October 19, 2005.	15
99.2	Press Release dated October 31, 2005.	24
99.3	Press Release dated November 2, 2005.	25
99.4	Press Release dated November 2, 2005	27
99.5	Press Release dated November 2, 2005	30